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Exhibit 1.1       UNDERWRITING AGREEMENT





                        CBL & Associates Properties, Inc.



                                  Common Stock



                           (par value $.01 per share)



                                 Preferred Stock



                           (par value $.01 per share)



                              Common Stock Warrants



                             Underwriting Agreement


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                                                                  March 11, 2002


To the Representatives of the several
Underwriters named in the respective
Pricing Agreements hereinafter described.

Ladies and Gentlemen:

     From time to time, CBL & Associates Properties, Inc., a Delaware corporation (the "Company") and the owner of 100% of the issued and outstanding shares of common stock of both CBL Holdings I, Inc., a Delaware corporation ("CBL Holdings I"), and CBL Holdings II, Inc., a Delaware corporation ("CBL Holdings II"), the general partner and a limited partner, respectively, of CBL & Associates Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and such Operating Partnership propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain (i) shares of its Common Stock, par value $.01 per share, (ii) shares of its Preferred Stock, par value $.01 per share or
(iii) Common Stock Warrants (the "Shares") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Shares"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of shares, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Shares".


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     The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

     1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company and the Operating Partnership, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

          (a) The registration statement on Form S-3 (File No. 333-47041) in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be


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     delivered to the Representatives and, excluding exhibits thereto, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act") each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission (any preliminary prospectus included in the registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);


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          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not, in the case of a registration statement which becomes effective under the Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which are filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made when such documents are so filed, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the Registration Statement does not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or


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     necessary to make the statements therein not misleading and the Prospectus does not and will not, as of the applicable filing date of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

          (d) Neither the Company nor any of its partnership, limited liability company or corporate subsidiaries ("subsidiaries", as used herein, shall include the Operating Partnership and the Property Partnerships (regardless of the level of the Company's direct or indirect ownership in such Property Partnership), as each is defined in the Company's most recent annual report on Form 10-K) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt or increase in excess of $15,000,000 in short-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity (or, with respect to partnership subsidiaries, partnership capital) or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) As of each Time of Delivery (as defined below), the Company and its subsidiaries will have good and marketable title in fee simple to, or good and marketable leasehold estates in (in each case as described in the Prospectus), all real property described in the Prospectus as being owned by them, and good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially and adversely affect the value of such property, and do


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     not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid and subsisting leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as set forth in or contemplated by the Prospectus;

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the State of Tennessee; CBL Holdings I and the Operating Partnership have been duly qualified as a foreign corporation or partnership for the transaction of business and are in good standing (to the extent the concept of good standing applies in any such jurisdiction) under the laws of each other jurisdiction in which the Operating Partnership owns or leases properties, or conducts any business, so as to require such qualification, or are subject to no material disability by reason of the failure to be so qualified or in good standing in any such jurisdiction; and each subsidiary of the Company has been duly organized and is validly existing as a partnership or corporation and is in good standing under the laws of its jurisdiction of organization;

          (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the capital stock contained in the Prospectus; the Second Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership, as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership, (the "Partnership Agreement") and the partnership agreement of each other partnership subsidiary of the Company has been duly authorized, executed and delivered by the Company or the subsidiary of the Company that is the partner thereto and is valid, legally binding and enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting rights of creditors generally and by general equity principles, including without limitation, those respecting the availability of specific performance); the Company is the sole stockholder of each of CBL Holdings I


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     and CBL Holdings II; CBL Holdings I is the sole general partner of the
     Operating Partnership and has a 49.3% general partner interest in the Operating Partnership; CBL Holdings II is a limited partner of the Operating Partnership and has a 1.9% limited partner interest in the Operating Partnership; all of the partnership interests in the Operating Partnership and each other partnership subsidiary of the Company, the Operating Partnership or the Management Company, as the case may be, have been duly and validly authorized and issued and (except as described in the Prospectus) are owned directly or indirectly by the Company, CBL I, CBL II, the Operating Partnership or the Management Company free and clear of all liens, encumbrances, equities or claims; as of each Time of Delivery, all of the issued shares of capital stock of the corporate subsidiaries of the Company or the Operating Partnership, as the case may be, shall have been duly and validly authorized and issued, shall be fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) shall be owned directly or indirectly by the Company. CBL I, CBL II, the Operating Partnership or the Management Company, as the case may be, free and clear of all liens, encumbrances, equities or claims;

          (h) The Shares have been duly and validly authorized, and, when the Firm Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Firm Shares and, in the case of any Optional Shares, pursuant to Additional Shares Options (as defined in
     Section 3 hereof) with respect to such Optional Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement, and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares;

          (i) The issue and sale of the Shares by the Company and the compliance by the Company and the Operating Partnership with all of the provisions of this Agreement, any Pricing Agreement and each Additional Shares Option, if any, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject which would have a material adverse effect on the Company or such subsidiaries, or which would have any


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     adverse effect on the consummation of the issue and sale of the Shares or any other transaction contemplated hereby, nor will such action result in any violation of (a) the provisions of the Certificate of Incorporation or By-laws of the Company, CBL Holdings I or CBL Holdings II or the Certificate of Limited Partnership or Partnership Agreement of the Operating Partnership or the partnership agreement and certificate of limited partnership or the certificate of formation and limited liability company agreement of any Property Partnership or (b) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties which, in the case of Clause (b), would have a material adverse effect on the Company or such subsidiaries, or which would have any adverse effect on the consummation of the issue and sale of the Shares or any other transaction contemplated hereby; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares by the Company or the consummation by the Company and the Operating Partnership of the transactions contemplated by this Agreement or any Pricing Agreement or any Additional Shares Option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

          (j) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the knowledge of the Company or the Operating Partnership, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (k) Neither the Company nor any of its corporate subsidiaries are in violation of their respective Certificates of Incorporation or By-laws, neither the Operating Partnership nor any of the Company's partnership subsidiaries are in violation of their respective partnership agreements or any relevant certificate of limited partnership and none of the Company's limited liability company


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     subsidiaries is in violation of its certificate of formation or limited liability company agreement, nor is the Company or any of its subsidiaries in default in any material respect in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (l) The statements made in the Registration Statement under the captions "Description of Capital Stock", "Description of Preferred Stock", "Description of Common Stock", "Description of Common Stock Warrants" and "Federal Income Tax Considerations" are, and the statements made in the Prospectus as amended or supplemented under the corresponding captions to the extent made are, insofar as such statements constitute a summary of documents referred to therein, accurate summaries in all material respects, and insofar as such statements constitute a summary of matters of law or legal conclusions, accurate summaries in all material respects;

          (m) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (n) Neither the Company nor any of its subsidiaries, is or, after giving effect to the transactions herein contemplated, will be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (o) No preemptive rights of stockholders exist with respect to any of the Shares. No person or entity holds the rights to require or participate in the registration under the Act of the Shares pursuant to the Registration Statement and, except as set forth in the Prospectus and in the Partnership Agreement, no person holds the right to require registration under the Act of any shares of capital stock of the Company at any other time other than the rights of holders of limited partnership interests in the Operating Partnership to require registration


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     under the Act of shares of Common Stock issuable upon exchange of the limited partnership interests for shares of Common Stock;

          (p) Neither the Company nor the Operating Partnership have any direct corporate subsidiaries other than CBL & Associates Management, Inc. (the "Management Company"), CBL North Haven, Inc., CBL Holdings I and CBL Holdings II;

          (q) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

          (r) Commencing with its taxable year ended December 31, 1993, the Company has been, and upon the sale of the Designated Shares, the Company will continue to be organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), the Company's proposed method of operation as described in the Prospectus as amended or supplemented will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Additional Shares Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering sales of Shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised by written


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notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

     4. Certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of the Company in the funds specified in such Pricing Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and
(ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second


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Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

     5. The Company and the Operating Partnership agree with each of the Underwriters of any Designated Shares:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Shares in a form approved by the Company and the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Shares and prior to any Time of Delivery for such Shares which shall be disapproved by the Representatives for such Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

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          (b) Promptly from time to time to take such action as the
     Representatives may reasonably request to qualify such Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Shares from time to time, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing to and including the date that is 90 days (or such other period as may be specified in such Pricing Agreement) after the last Time of Delivery for such Designated Shares, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Designated Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities (other than pursuant to employee stock incentive plans or dividend reinvestment plans existing on, or upon the conversion of convertible or exchangeable securities outstanding as of, the date of the Pricing Agreement for such Designated Shares) without the prior written consent of the Representatives (it being understood that shares of Preferred Stock that are not convertible into or exchangeable for, and that do not represent the right to receive, shares of Common Stock or any such substantially similar securities are not substantially similar to the Designated Shares);

          (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), unaudited consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of three years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders generally, and deliver to the Representatives (i) as soon as they are publicly available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and
     (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request, subject in the case of confidential information to mutually agreed upon confidentiality arrangements (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

          (h) To use the net proceeds received by the Company from the sale of the Designated Shares pursuant to this Agreement in the manner specified in the Prospectus as amended or supplemented under the caption "Use of Proceeds";

          (i) To make the elections and take the procedural steps described in the Prospectus under the caption "Federal Income Tax Considerations" in a timely fashion, and to otherwise use its best efforts to meet the requirements to qualify, for its taxable year ended December 31, 2002 and for subsequent years, as a REIT; and

          (j) To use its best efforts to list or supplementally list, subject to notice of issuance, the Designated Shares on the New York Stock Exchange (the "Exchange").

     6. The Company and the Operating Partnership covenant and agree with the several Underwriters of any Designated Shares that the Company and the Operating Partnership will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) the filing fees incident to any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing certificates for the Shares; (vi) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and
(vii) all other costs and expenses incident to the performance of its obligations hereunder and under any Additional Shares Option which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and

Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Operating Partnership in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares, true and correct, the condition that the Company and the Operating Partnership shall have performed all of their obligations hereunder theretofore to be performed in all material respects, and the following additional conditions:

          (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Shares, with respect to the incorporation of the Company, the organization of the Operating Partnership, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement and the Prospectus, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Willkie Farr & Gallagher, counsel for the Company and the Operating Partnership, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Shares, respectively, in form and substance satisfactory to the Representatives, to the effect that:

               (i) Each of the Company, CBL Holdings I, CBL Holdings II and the Management Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company (including the Designated Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Designated Shares conform to the description thereof in the Prospectus as amended or supplemented;

               (iii) CBL Holdings I has been duly qualified as a foreign corporation and the Operating Partnership has been duly qualified as a foreign partnership for the transaction of business and each of CBL Holdings I and the Operating Partnership is in good standing under the laws of each such other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

               (iv) The Operating Partnership has been duly organized and is validly existing as a partnership in good standing under the laws of Delaware; the Partnership Agreement has been duly authorized, executed and delivered by each of CBL Holdings I and CBL Holdings II and is valid, legally binding and enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; all of the partnership interests of the Operating Partnership have been duly and validly authorized and issued, are fully paid and non-assessable and the general partner interest of CBL Holdings I (except as set forth in the Prospectus) and the limited partner interest of CBL Holdings II each are owned directly by CBL Holdings I and CBL Holdings II, as applicable, and indirectly by the Company (through the Company's 100% ownership interest in each of CBL Holdings I and CBL Holdings II) free and clear of all liens, encumbrances, equities or claims;

               (v) The Property Management Agreement between the Company and the Management Company has been duly authorized, executed and delivered and is valid, legally binding and enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (vi) This Agreement and the Pricing Agreement with respect to the Designated Shares have been duly authorized, executed and delivered by the Company and the Operating Partnership;

               (vii) The issue and sale of the Designated Shares being delivered at such Time of Delivery by the Company and the compliance by the Company and the Operating Partnership with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Shares and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of the Certificate of Incorporation or By-laws of the Company, CBL Holdings I or CBL Holdings II or the Certificate of Limited Partnership or Partnership Agreement of the Operating Partnership or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

               (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Shares being delivered at such Time of Delivery or the consummation by the Company or the Operating Partnership of the transactions contemplated by this Agreement or such Pricing Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters;

               (ix) The statements made in the Registration Statement under the captions "Description of Capital Stock", "Description of Preferred Stock", "Description of Common Stock", "Description of Common Stock Warrants" and "Federal Income Tax Considerations" and in the prospectus supplement with respect to the Designated Shares under the corresponding captions to the extent made, insofar as such statements constitute a summary of documents referred to therein, are accurate summaries in all material respects, and insofar as such statements constitute a summary of matters of law or legal conclusions, are accurate summaries in all material respects; and

               (x) Neither the Company nor any of its subsidiaries (which for purposes of this subparagraph (x) shall be deemed to include only the Operating Partnership, the subsidiaries that own the fee title to the Hamilton Place Mall, Coolsprings Galleria and Hanes Mall properties and any other subsidiary that is "a significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X) is or, after giving effect to the issue and sale of the Designated Shares, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act.

                  Such counsel shall further state that the Registration Statement and the Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no view), comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, except for those referred to in the opinion in subsection (ix) of this
         Section 7(c), no facts have come to their attention that have led such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data, as to which such counsel need express no view) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data, as to which such counsel need express no view) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data, as to which such counsel need express no view) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein and other financial data, as to which such counsel need express no view), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and no facts have come to their attention that have led such counsel to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

     In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States or as to the laws other than the federal laws of the United States, the laws of the State of New York or the corporate, limited liability company or partnership laws of the State of Delaware, except with respect to the matters set forth in paragraph
(iii) above. With respect to the prior paragraph, such counsel may state that their statements are based upon their representation of the Company, the Operating Partnership and CBL & Associates, Inc. in connection with the formation of the Company and the Operating Partnership, and in other matters from time to time since such formation, and their participation in the preparation of the Registration Statement and Prospectus as amended or supplemented and review and discussion thereof, but that such counsel does not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, subject to the opinion set forth above in subparagraph (ix);

          (d) Willkie Farr & Gallagher, special tax counsel for the Company and the Operating Partnership, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Shares, respectively, in form and substance satisfactory to the Representatives, to the effect that commencing with the Company's taxable year ended December 31, 1993, the Company is organized in conformity with the requirements for qualification as a REIT, its proposed method of operation enables it to meet the requirements for qualification and taxation as a REIT under the Code, and the rights of CBL & Associates, Inc. and its affiliates to exchange all or a portion of their common partnership units in the Operating Partnership for shares of Common Stock or their cash equivalent, at the Company's election, will not cause the Company to fail the diversity of ownership test of Section 856(a)(6) of the Code;

          (e) Shumacker & Thompson, P.C., counsel for the Company, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Shares, in form and substance satisfactory to the Representatives, to the effect that:

               (i) Each subsidiary of the Company (other than the Operating Partnership, the Management Company, CBL Holdings I and CBL Holdings II, as to which such counsel need express no opinion) has been duly organized and is validly existing as a partnership, limited liability company or corporation in good standing (to the extent applicable) under the laws of its jurisdiction of organization; the partnership agreement of each partnership subsidiary (including, with respect to matters of the law of the State of Tennessee, the Partnership Agreement) of the Company has been duly authorized, executed and delivered by the Company or each partner thereof that is a subsidiary of the Company and is valid, legally binding and enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; all of the partnership interests of each partnership subsidiary (other than the Operating Partnership, as to which such counsel need express no opinion) have been duly and validly authorized and issued, are fully paid and non-assessable and (except as set forth in the Prospectus as amended or supplemented) are owned, directly or indirectly, by the Company or the Operating Partnership, free and clear of all liens, encumbrances, equities or claims; all of the limited liability company interests of each limited liability company subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except as set forth in the Prospectus as amended or supplemented) are owned, directly or indirectly, by the Company or the Operating Partnership, free and clear of all liens, encumbrances, equities or claims; all of the issued shares of capital stock of each corporate subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and all such issued shares of capital stock are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims; all of the limited partnership interests of the Operating Partnership (except as set forth in the Prospectus as amended or supplemented) are owned, directly or indirectly, by CBL Holdings II, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon (a) certificates of officers of the Company or its subsidiaries and (b) certificates of existence or good standing received from governmental agencies in the respective states in which the subsidiaries are organized, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

               (ii) CBL Holdings I has been duly qualified as a foreign corporation and the Operating Partnership has been duly qualified as a foreign partnership for the transaction of business in each of the jurisdictions set forth on Schedule A attached hereto. The Hamilton Place Mall, CoolSprings Galleria and Hanes Mall subsidiaries are validly existing and are in good standing under the laws of each jurisdiction in which they operate. As of the date hereof, we are not aware that either or both of CBL Holdings I and the Operating Partnership have ceased to be in good standing under the laws of each jurisdiction set forth on Schedule A attached hereto. The jurisdictions listed on Schedule A(1) represent each jurisdiction (other than Delaware) in which the Company, CBL Holdings I and/or the Operating Partnership owns or leases properties or conducts business so as to require qualification (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of officers of the Company or its subsidiaries and certificates of existence or good standing received from governmental agencies in the respective states in which the subsidiaries are organized, provided that such counsel shall state that they believe that both the representatives and they are justified in relying upon such certificates);

               (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or

----------

     1 CBL Holdings I and the Operating Partnership: Alabama, Colorado, Connecticut, Florida, Georgia, Illinois, Kansas, Kentucky, Maine, Massachusetts, Michigan, Mississippi, Missouri, New Hampshire, New York, North Carolina, Ohio, South Carolina, Tennessee, Texas, Virginia, Wisconsin and Wyoming.

          any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, provided that, with respect to the matters set forth in this subparagraph (iii), such counsel need express no opinion with respect to the Act or to any state or foreign securities or Blue Sky laws and they may state that they have not reviewed the environmental reports prepared in connection with the formation of the Company and the Operating Partnership and in connection with properties acquired by the Company since such time;

               (iv) The issue and sale of the Designated Shares being delivered at such Time of Delivery by the Company and the compliance by the Company and the Operating Partnership with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Shares and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such breaches, violations, or defaults that are not material to the Company and its subsidiaries and will not have any adverse effect on the consummation of the issue and sale of the Designated Shares), nor will any such action result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, provided that, with respect to the matters set forth in this subparagraph (iv), such counsel need express no opinion with respect to the Act or to any state or foreign securities or Blue Sky laws;

               (v) Any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid and subsisting leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as set forth or contemplated in the Prospectus as amended or supplemented (in giving the opinion in this clause, such counsel may state that they are relying upon opinions of counsel of the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates); and such counsel shall also state that in respect of all real property described in the Prospectus as amended or supplemented as being owned by the Company or its subsidiaries (except for Meridian Mall, Okemos, MI; Springdale Mall, Mobile, AL; Stroud Mall, Stroudsburg, PA; Asheville Mall, Asheville, NC; Rivergate Mall, Nashville, TN; Hickory Hollow Mall, Nashville, TN; York Galleria, York, PA; and Burnsville Center, Burnsville, MN, whose titles such counsel have not reviewed), they made a general review of the titles of the Company and its subsidiaries and reviewed title commitments, abstracts, and/or reports of title companies rendered or issued prior to the time of acquisition of such property by the Company or its subsidiaries and based upon such review, and its representation of the Company and the Operating Partnership in connection with the formation of the Company and the Operating Partnership and the transactions relating to the formation, its representation of the Company and the Operating Partnership in connection with certain acquisitions and dispositions of and certain financings relating to real property by the Company, the Operating Partnership and/or their subsidiaries subsequent to their formation and to the date of the opinion and its representation of CBL & Associates, Inc., as of the time of such review no facts came to their attention that led such counsel to believe that there is any material inaccuracy in such commitments, abstracts and reports relating to the real property described in the Prospectus as being owned by the Company or its subsidiaries.

           (vi) Each Property Partnership (for purposes of this subparagraph
      (vi), the term "Property Partnership" shall mean any subsidiary of the Company and/or the Operating Partnership that is in the form of a partnership) is properly treated (a) as a partnership for federal income tax purposes and (b) is not a "publicly traded partnership" within the meaning of Section 7704(b) of the Internal Revenue Code of 1986, as amended.

           (vii) To the best of such counsel's knowledge, other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          Such counsel shall state further that no facts have come to their attention that have led such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and the other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other related financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States or as to the laws other than those of the State of Tennessee and the Federal laws of the United States, and except with respect to the matters set forth in subparagraph (i) above. With respect to the prior paragraph, such counsel may state that their statements are based upon their representation of the Company and the Operating Partnership in connection with the formation of the Company and the Operating Partnership, and the transactions relating to the formation, their representation of the Company and the Operating Partnership and/or their subsidiaries subsequent to their formation and to the date of the opinion, their representation of CBL & Associates, Inc. and their participation in the preparation of the Registration Statement and Prospectus as amended or supplemented and review and discussion thereof, but that such counsel does not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus;

          (f) On the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, Arthur Andersen LLP, who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement for the Designated Shares, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, the effect of which, in any such case described in Clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Shares;

          (h) On or after the date of the Pricing Agreement relating to the Designated Shares (i) no downgrading shall have occurred in the rating accorded the

     Company's debt securities or preferred stock, if any, by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock, if any;

          (i) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause
     (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares;

          (j) The Designated Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

          (k) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement relating to the Designated Shares; and

          (l) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares certificates of officers of the Company reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Operating Partnership herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company and the Operating Partnership will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Operating Partnership shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares.

     (b) Each Underwriter will indemnify and hold harmless the Company and the Operating Partnership against any losses, claims, damages or liabilities to which the Company or the Operating Partnership may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company or the Operating Partnership for any legal or other expenses reasonably incurred by the Company or the Operating Partnership in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. In addition, the indemnifying party shall not be required to indemnify, reimburse or otherwise make any contribution to the amount paid or payable by the indemnified party for losses, claims, damages, expenses or liabilities incurred by the indemnified party in settlement of any actions, proceedings or investigations or otherwise covered hereunder, unless such settlement has been previously approved by the indemnifying party, which approval shall not be unreasonably withheld.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Operating Partnership bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

     (e) The obligations of the Company and the Operating Partnership under this
Section 8 shall be in addition to any liability which the Company or the Operating Partnership may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Operating Partnership within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Additional Shares Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Operating Partnership and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company or the Operating Partnership, or any officer or director or controlling person of the Company or the Operating Partnership, and shall survive delivery of and payment for the Shares.

     11. If any Pricing Agreement or Additional Shares Option shall be terminated pursuant to Section 9 hereof, neither the Operating Partnership nor the Company shall then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company and the Operating Partnership will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company and the Operating Partnership shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Operating Partnership shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of the Underwriters, the Company, the Operating Partnership and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Operating Partnership or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business and the term "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                        Very truly yours,



                                        CBL & Associates Properties, Inc.



                                        By: /s/ John N. Foy
                                        ----------------------------------------

                                            Name:   John N. Foy
                                            Title:  Vice Chairman



                                        CBL & Associates Limited Partnership



                                        By CBL Holdings I, Inc.,
                                        its general partner



                                        By: /s/ John N. Foy
                                        ----------------------------------------

                                            Name:   John N. Foy
                                            Title:  Vice Chairman

                                                                         ANNEX I


                                Pricing Agreement
                                -----------------


                                                                    ______, 20__

Ladies and Gentlemen:

     CBL & Associates Properties, Inc., a Delaware corporation (the "Company") and the owner of 100% of the issued and outstanding shares of common stock of both CBL Holdings I, Inc., a Delaware corporation, and CBL Holdings II, Inc., a Delaware corporation, the general partner and a limited partner, respectively, of CBL & Associates Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and such Operating Partnership, propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March __, 2002 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Shares specified in Schedule II hereto (the "Designated Shares") consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the

Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

     The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering sales of Shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

     If the foregoing is in accordance with your understanding, please sign and return to us [one for the Company and one for each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and the Operating Partnership. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.



                                        Very truly yours,



                                        CBL & Associates Properties, Inc.



                                        By:
                                        ----------------------------------------

                                            Name:

                                            Title:



                                        CBL & Associates Limited Partnership

                                        By CBL Holdings I, Inc.,

                                        its general partner



                                        By:
                                        ----------------------------------------

                                            Name:

                                            Title:





Accepted as of the date hereof:



By:
   -----------------------------



On behalf of each of the Underwriters

                                   SCHEDULE I
                                                                  Maximum Number
                                                                   of Optional
                                                Number of          Shares Which
                                               Firm Shares            May Be
             Underwriter                     to Be Purchased        Purchased
             -----------                     ---------------        ---------











Total........................................

                                   SCHEDULE II


Title of Designated Shares:



Number of Designated Shares:

   Number of Firm Shares:

   Maximum Number of Optional Shares:



Initial Offering Price to Public:

   [$........ per Share] [Formula]



Purchase Price by Underwriters:

   [$........ per Share] [Formula]



[Commission Payable to Underwriters:



$........ per Share in Federal (same day) funds



Form of Designated Shares:



Definitive form, to be made available for checking [and packaging] at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]

Specified Funds for Payment of Purchase Price:



Federal (same day) funds



[Describe any blackout provisions with respect to the Designated Shares]



Time of Delivery:

.......... a.m. (New York City time), .................., 19..



Closing Location:



Names and Addresses of Representatives:

   Designated Representatives:

   Address for Notices, etc.:



[Other Terms]* :





----------

* A description of particular tax, accounting or other unusual features (including any event risk provisions) of the Designated Shares should be set forth, or referenced to an attached or accompanying description, if necessary, to ensure agreement as to the terms of the Designated Shares to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                                                        ANNEX II

     Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached thereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts

     (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or cash available for distribution or Funds from Operations (as defined in the Prospectus) or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Shares for purposes of the letter delivered at the Time of Delivery for such Designated Shares.